UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2020

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.                Regulation FD Disclosure.

On June 29, 2020, Enviva Partners, LP (the “Partnership”) issued a press release announcing that the Partnership, subject to market conditions, intends to offer, with its wholly owned subsidiary Enviva Partners Finance Corp. (together with the Partnership, the “Issuers”), an additional $150 million in aggregate principal amount of its senior unsecured notes due 2026 (the “Notes”) in a private placement to eligible purchasers (the “Notes Offering”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The offering memorandum to be provided to prospective investors for the Notes Offering contains the Total Leverage Ratio and the Interest Coverage Ratio as calculated pursuant to, and defined in, the credit agreement governing the Partnership’s revolving credit facility as of March 31, 2020. As of March 31, 2020, the Partnership’s Total Leverage Ratio was 4.0 to 1.00 and its Interest Coverage Ratio was 4.4 to 1.00, and on a pro forma basis for (i) the acquisition of the limited liability company interests in Georgia Biomass Holding LLC and the interests owned by Enviva Development Holdings, LLC in Enviva Pellets Greenwood Holdings II, LLC (together, the “Acquisitions”), (ii) the Partnership’s previously announced private placement of 6,153,846 common units to certain investors, which closed on June 23, 2020, and (iii) the issuance of the Notes and the application of the net proceeds from the Notes Offering, the Partnership’s Total Leverage Ratio would be 3.9 to 1.00. Pro forma Total Leverage Ratio is based on March 31, 2020 last twelve months’ Consolidated EBITDA calculated pursuant to, and defined in, the credit agreement, plus the mid-point of the estimated range of incremental adjusted EBITDA from the Acquisitions in 2021.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
99.1	Press release titled “Enviva Partners, LP Announces Tack-On Offering of $150 Million of 6.5% Senior Notes Due 2026,” dated June 29, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, as its sole general partner
Date: June 29, 2020
	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel, Chief Compliance Officer and Secretary

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